UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 2, 2020
Date of Report (Date of earliest event reported)
Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	TFC.PF	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	TFC.PG	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC.PH	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

On December 6, 2019, Truist Financial Corporation (previously, BB&T Corporation, the “Company”) completed its previously announced merger of equals (the “Merger”) with SunTrust Banks, Inc. (“SunTrust”), as previously disclosed in the Current Report on Form 8-K filed December 9, 2019.

This Current Report on Form 8-K is being filed to provide certain financial information of SunTrust and update certain pro forma financial information of the Company into one or more registration statements filed or to be filed by the Company. The historical audited consolidated balance sheets of SunTrust as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2018, the related notes thereto and the Report of Ernst and Young LLP, independent registered public accounting firm, dated February 22, 2019, are filed as exhibit 99.1 and incorporated herein by reference. The historical unaudited consolidated balance sheet of SunTrust as of September 30, 2019, and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the nine months ended September 30, 2019 and 2018, and the related notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2019, giving effect to the Merger as if it had been completed on January 1, 2019, and related notes thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Historical audited consolidated balance sheets of SunTrust as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2018, the related notes thereto and the Report of Ernst & Young LLP, Independent registered public accounting firm, dated February 22, 2019.	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 11, 2019.
99.2	Historical unaudited consolidated balance sheet of SunTrust as of September 30, 2019, and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the nine months ended September 30, 2019 and 2018, and the related notes thereto.	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 3, 2019.
99.3	Unaudited pro forma condensed combined statements of income for the year ended December 31, 2019, giving effect to the Merger as if it had been completed on January 1, 2019, and related notes thereto.	Filed herewith
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: March 2, 2020